UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     DECEMBER 11, 2006
                                                      -------------------------

                    BUILDING MATERIALS CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        33-81808                                          22-3276290
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(Commission File Number)                       (IRS Employer Identification No.)

          1361 ALPS ROAD
          WAYNE, NEW JERSEY                                     07470
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000

ITEM 8.01.  OTHER EVENTS

On December 11, 2006, Building Materials Corporation of America (the "Company" or "BMCA") issued a press release disclosing its letter to Thomas D. Karol, Chairman of the Board of Directors and Chief Executive Officer of ElkCorp, advising that it has obtained financing commitments from Deutsche Bank and Bear Stearns sufficient to fund the full price for its $35.00 per share merger proposal. By virtue of a letter dated August 28, 2006 from an affiliate to BMCA, the Company may be deemed to have beneficial ownership of ElkCorp shares for the purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

99.1 News release issued December 11, 2006 regarding financing commitments for merger proposal.

















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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: December 11, 2006            By:     /s/ John F. Rebele
                                            ------------------------------------
                                            Name:  John F. Rebele
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Chief Administrative Officer











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



                                  EXHIBIT INDEX

Exhibit Number        Description

     99.1 News release issued December 11, 2006 regarding financing commitments for merger proposal.





















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